UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07388_

 Value Line Emerging Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31, 2011

Date of reporting period: September 30, 2010

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	S E M I - A N N U A L R E P O R T
S e p t e m b e r 3 0 , 2 0 1 0

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS	Value Line Emerging Opportunities Fund, Inc.
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00075242

Value Line Emerging Opportunities Fund, Inc.

To Our Value Line Emerging

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the six months ended September 30, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Emerging Opportunities Fund earned a total return of 2.34% for the six-month period. That compared with a total return of 0.24% for the Russell 2000 Index(1), a benchmark of small-capitalization stocks. The Fund benefited most in the period from its holdings in the technology services sector, such as Informatica Corp. and Salesforce.com.

Morningstar(2), the mutual fund advisory service, gives a rank of four stars to your Fund for the 10-year period ending September 30, 2010, based upon a Return rating of Above Average and a Risk rating of Below Average relative to category peers. (The rank for 3-year, 5-year and Overall is three stars, based on Return ratings of Average and Risk ratings of Below Average.)

Our disciplined investment strategy has served your Fund well. We invest primarily in higher-quality stocks, those that represent financially strong companies with solid records of consistent growth in both earnings and stock price, built upon enviable stables of proprietary products.

At the same time, we limit trading costs by sticking with these proven winners for as long as merited by their performance. Annual portfolio turnover has averaged a moderate 16% over the past five years. Third, however, we will not hesitate to sell when a leader transforms into a laggard, prompting the replacement of the issue in the portfolio with a company that shows superior operating and stock price momentum.

The Fund is well diversified with about 150 stockholdings across a wide variety of industries. We invest less than 1/2 of 1% of assets in any new holding, though successful investments can then grow to well over 1% of assets.

We will maintain our time-tested discipline. Thank you for your confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

October 29, 2010

(1)
The Russell 2000 Index is representative of the smaller capitalization stocks traded in the United States. This is an unmanaged index and does not reflect charges. expenses, or taxes, so it is not possible to invest in this Index.

(2)
For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Morningstar rated the Value Line Emerging Opportunities Fund among 683, 683, 600 and 367 Mid-Cap Growth funds for the overall rating and the 3-, 5-, and 10-year periods (as applicable) ending 9/30/2010, respectively. Past performance is no guarantee of future results.

Value Line Emerging Opportunities Fund, Inc.

Opportunities Fund Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are stabilizing as we proceed through the latter weeks of 2010, with the U.S. gross domestic product, which increased by 2.0% in the third quarter, likely to advance by a somewhat more impressive, but still rather restrained, 2.5% in the current period. On balance, we expect the modest economic up cycle to remain in place in the coming year, with the odds of a double-dip recession having receded somewhat recently. Here is a look at where we stand:

Economic Growth: We expect such growth to increase at about 2.5% in the final quarter of 2010, and then remain on that modest plateau in 2011. For now, we expect lackluster job creation trends and a listless housing market to be generally countered by improving manufacturing and non-manufacturing activity and selective gains at the retail counter. This combination should help keep the nation’s economy moving forward, if unevenly, in 2011 and through the middle years of this decade.

Inflation: Pricing pressures are negligible, overall. True, quotations for oil, gold, silver, and a range of industrial commodities have been on the rise in recent months, but wage inflation is low and doesn’t figure to increase in the absence of a much lower jobless rate. We expect relatively tame inflation to persist for another year or two—at least. Meanwhile, we think the threat of deflation, or falling prices, will remain for some time, but here, as is the case with a possible double-dip recession, we sense that the odds of such an unwanted development are declining.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at current historically low levels until 2012. The central bank, which is worried both about achieving sustainable economic growth and stable pricing, recently has put into place a stepped-up monetary stimulus program in which it will buy greater amounts of Treasury issues in an attempt to drive up prices and drive down yields The rationale is to lower debt levels to a point where it becomes attractive for consumers to boost their borrowings—and thus increase their spending. It is a risky and untried undertaking.

Corporate Profits: Earnings rose strongly over the first three quarters of 2010, boosted by better cost management and selective revenue growth. However, such gains may now moderate going forward, unless our current economic growth assumptions prove conservative.

Value Line Emerging Opportunities Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 through September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/10	Ending account value 9/30/10	Expenses paid during period 4/1/10 thru 9/30/10*
Actual	$1,000.00	$1,023.40	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53

*
Expenses are equal to the Fund’s annualized expense ratio of 1.29% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.43% gross of nonrecurring legal fee reimbursement.

Value Line Emerging Opportunities Fund, Inc.

Portfolio Highlights at September 30, 2010 (unaudited)

Ten Largest Holdings

			Percentage of
Issue	Shares	Value	Net Assets
Salesforce.com, Inc.	60,000	$6,708,000	2.1%
Informatica Corp.	167,000	$6,414,470	2.0%
Alexion Pharmaceuticals, Inc.	99,000	$6,371,640	2.0%
Ctrip.com International Ltd. ADR	128,000	$6,112,000	2.0%
Equinix, Inc.	50,700	$5,189,145	1.7%
Concur Technologies, Inc.	99,000	$4,894,560	1.6%
Church & Dwight Co., Inc.	71,000	$4,610,740	1.5%
AptarGroup, Inc.	99,200	$4,530,464	1.4%
South Jersey Industries, Inc.	91,400	$4,521,558	1.4%
Gardner Denver, Inc.	79,400	$4,262,192	1.4%

Asset Allocation – Percentage of Net Assets

Equity Sector Weightings – Percentage of Total Investment Securities

Value Line Emerging Opportunities Fund, Inc.

Schedule of Investments (unaudited)	September 30, 2010

Shares		Value
COMMON STOCKS (98.4%)

	CONSUMER DISCRETIONARY (12.8%)
87,500	Buckle, Inc. (The)	$2,322,250
12,200	Chipotle Mexican Grill, Inc. *	2,098,400
128,000	Ctrip.com International Ltd. ADR *	6,112,000
18,000	DeVry, Inc.	885,780
100,000	Guess?, Inc.	4,063,000
19,500	ITT Educational Services, Inc. *	1,370,265
3,000	Jo-Ann Stores, Inc. *	133,650
7,000	John Wiley & Sons, Inc. Class A	286,020
192,000	LKQ Corp. *	3,993,600
45,400	O’Reilly Automotive, Inc. *	2,415,280
6,400	PetMed Express, Inc.	112,000
66,000	Phillips-Van Heusen Corp.	3,970,560
32,000	Signet Jewelers Ltd. *	1,015,680
19,000	Strayer Education, Inc.	3,315,500
6,000	Tractor Supply Co.	237,960
23,000	TRW Automotive Holdings Corp. *	955,880
77,000	Warnaco Group, Inc. (The) *	3,937,010
18,000	WMS Industries, Inc. *	685,260
82,750	Wolverine World Wide, Inc.	2,400,578
		40,310,673
	CONSUMER STAPLES (4.1%)
64,025	Central European Distribution Corp. *	1,429,038
71,000	Church & Dwight Co., Inc.	4,610,740
119,800	Flowers Foods, Inc.	2,975,832
52,000	Green Mountain Coffee Roasters, Inc. *	1,621,880
21,000	Hansen Natural Corp. *	979,020
39,000	Ruddick Corp.	1,352,520
		12,969,030
	ENERGY (3.9%)
20,000	Alpha Natural Resources, Inc. *	823,000
33,050	Atlas Energy, Inc. *	946,552
40,000	Core Laboratories N.V.	3,521,600
22,800	FMC Technologies, Inc. *	1,557,012
41,000	Oceaneering International, Inc. *	2,208,260
85,800	Penn Virginia Corp.	1,376,232
20,000	Superior Energy Services, Inc. *	533,800

Shares		Value
42,000	World Fuel Services Corp.	$1,092,420
		12,058,876
	FINANCIALS (5.7%)
7,400	Affiliated Managers Group, Inc. *	577,274
48,300	Arch Capital Group Ltd. *	4,047,540
10,000	Bancolombia S.A. ADR	656,300
3,000	Credicorp Ltd.	341,700
74,000	EZCORP, Inc. Class A *	1,482,960
30,800	First Cash Financial Services, Inc. *	854,700
7,916	First Financial Bankshares, Inc.	371,973
45,300	ProAssurance Corp. *	2,608,827
46,200	RLI Corp.	2,615,844
91,000	Stifel Financial Corp. *	4,212,390
		17,769,508
	HEALTH CARE (10.8%)
99,000	Alexion Pharmaceuticals, Inc. *	6,371,640
37,333	Amedisys, Inc. *	888,525
91,000	Auxilium Pharmaceuticals, Inc. *	2,254,980
12,600	Bard (C.R.), Inc.	1,026,018
16,000	Bio-Rad Laboratories, Inc. Class A *	1,448,160
52,300	Catalyst Health Solutions, Inc. *	1,841,483
5,000	Computer Programs & Systems, Inc.	212,850
28,000	Edwards Lifesciences Corp. *	1,877,400
20,000	Emergency Medical Services Corp. Class A *	1,065,000
19,200	Gentiva Health Services, Inc. *	419,520
40,500	Haemonetics Corp. *	2,370,465
30,000	Henry Schein, Inc. *	1,757,400
5,300	HMS Holdings Corp. *	312,382
17,000	ICON PLC ADR *	367,540
37,800	IDEXX Laboratories, Inc. *	2,333,016
63,000	Life Technologies Corp. *	2,941,470
3,900	NuVasive, Inc. *	137,046
45,000	Owens & Minor, Inc.	1,280,700
11,000	Perrigo Co.	706,420
23,000	Quality Systems, Inc.	1,525,130
10,000	Sun Healthcare Group, Inc. *	84,700
9,000	Techne Corp.	555,570
9,800	United Therapeutics Corp. *	548,898

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

September 30, 2010

Shares		Value
46,600	West Pharmaceutical Services, Inc.	$1,598,846
		33,925,159
	INDUSTRIALS (29.7%)
67,200	Acuity Brands, Inc.	2,972,928
58,700	AMETEK, Inc.	2,804,099
70,000	AZZ, Inc.	2,998,800
16,700	Badger Meter, Inc.	676,016
68,000	BE Aerospace, Inc. *	2,061,080
60,000	Bucyrus International, Inc.	4,161,000
65,000	CLARCOR, Inc.	2,510,950
22,000	Copart, Inc. *	725,340
41,900	Corrections Corp. of America *	1,034,092
15,000	DigitalGlobe, Inc. *	456,000
81,000	EnerSys *	2,022,570
64,200	Esterline Technologies Corp. *	3,674,166
28,000	Flowserve Corp.	3,063,760
79,400	Gardner Denver, Inc.	4,262,192
55,700	Genesee & Wyoming, Inc. Class A *	2,416,823
107,900	Geo Group, Inc. (The) *	2,519,465
58,750	HEICO Corp.	2,681,350
89,800	HUB Group, Inc. Class A *	2,627,548
92,000	Hunt (J.B.) Transport Services, Inc.	3,192,400
54,400	IDEX Corp.	1,931,744
36,700	IHS, Inc. Class A *	2,495,600
78,000	Kansas City Southern *	2,917,980
20,500	Kaydon Corp.	709,300
26,000	Kirby Corp. *	1,041,560
101,600	Lennox International, Inc.	4,235,704
44,400	Lincoln Electric Holdings, Inc.	2,567,208
44,000	Middleby Corp. (The) *	2,789,160
44,000	Nordson Corp.	3,242,360
21,000	Polypore International, Inc. *	633,360
35,920	Quanta Services, Inc. *	685,353
40,000	Regal-Beloit Corp.	2,347,600
37,200	Roper Industries, Inc.	2,424,696
59,600	Stericycle, Inc. *	4,141,008
7,700	Toro Co. (The)	432,971
5,300	Towers Watson & Co. Class A	260,654
16,000	TransDigm Group, Inc.	992,800
55,865	URS Corp. *	2,121,753
15,600	Valmont Industries, Inc.	1,129,440

Shares		Value
53,000	Wabtec Corp.	$2,532,870
103,000	Waste Connections, Inc. *	4,084,980
86,600	Woodward Governor Co.	2,807,572
		93,386,252
	INFORMATION TECHNOLOGY (17.2%)
59,400	Advent Software, Inc. *	3,100,086
62,000	Amphenol Corp. Class A	3,036,760
100,726	ANSYS, Inc. *	4,255,673
80,000	Atheros Communications, Inc. *	2,108,000
59,000	Blackboard, Inc. *	2,126,360
55,200	Cognizant Technology Solutions Corp. Class A *	3,558,744
99,000	Concur Technologies, Inc. *	4,894,560
11,950	Diodes, Inc. *	204,226
29,000	Dolby Laboratories, Inc. Class A *	1,647,490
50,700	Equinix, Inc. *	5,189,145
22,050	FactSet Research Systems, Inc.	1,788,917
167,000	Informatica Corp. *	6,414,470
15,700	Itron, Inc. *	961,311
2,000	MercadoLibre, Inc. *	144,360
38,200	MICROS Systems, Inc. *	1,617,006
20,000	Nuance Communications, Inc. *	312,800
26,000	Rackspace Hosting, Inc. *	675,480
1,800	Rofin-Sinar Technologies, Inc. *	45,684
60,000	Salesforce.com, Inc. *	6,708,000
23,000	Solera Holdings, Inc.	1,015,680
22,000	Teradata Corp. *	848,320
16,000	TIBCO Software, Inc. *	283,840
35,600	Trimble Navigation Ltd. *	1,247,424
6,000	VeriFone Systems, Inc. *	186,420
45,000	Wright Express Corp. *	1,606,950
		53,977,706
	MATERIALS (7.7%)
28,000	Albemarle Corp.	1,310,680
99,200	AptarGroup, Inc.	4,530,464
18,000	FMC Corp.	1,231,380
57,600	Greif, Inc. Class A	3,389,184
42,000	Koppers Holdings, Inc.	1,128,540
30,000	LSB Industries, Inc. *	557,100
32,000	Lubrizol Corp. (The)	3,391,040
16,000	NewMarket Corp.	1,818,880
8,000	Praxair, Inc.	722,080

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
13,000	Schweitzer-Mauduit International, Inc.	$758,030
43,000	Sigma-Aldrich Corp.	2,596,340
88,400	Silgan Holdings, Inc.	2,802,280
		24,235,998
	TELECOMMUNICATION SERVICES (2.7%)
78,000	Alaska Communications Systems Group, Inc.	791,700
18,681	Brasil Telecom S.A. ADR *	161,030
22,929	Brasil Telecom S.A. ADR Preferred Shares *	455,141
43,008	Crown Castle International Corp. *	1,898,803
102,000	SBA Communications Corp. Class A *	4,110,600
59,000	TW Telecom, Inc. *	1,095,630
		8,512,904
	UTILITIES (3.8%)
32,200	AGL Resources, Inc.	1,235,192
35,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,592,850
51,000	ITC Holdings Corp.	3,174,750
27,600	Northwest Natural Gas Co.	1,309,620
91,400	South Jersey Industries, Inc.	4,521,558
		11,833,970
	TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (1) (98.4%) (Cost $224,650,148)	$308,980,076

Principal
Amount		Value
SHORT-TERM INVESTMENTS (1.7%)

	REPURCHASE AGREEMENTS (1.7%)
$5,500,000	With Morgan Stanley, 0.18%, dated 09/30/10, due 10/01/10, delivery value $5,500,028 (collateralized by $5,500,000 U.S. Treasury Notes 1.3750%, due 05/15/13, with a value of $5,644,375)	$5,500,000

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,500,000) (1.7%)	5,500,000

EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.1%)		(436,458)
NET ASSETS (100%)		$314,043,618

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($314,043,618 ÷ 11,213,328 shares outstanding)		$28.01

*	Non-income producing.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Statement of Assets and Liabilities at September 30, 2010 (unaudited)

Assets:
Investment securities, at value (Cost - $224,650,148)	$308,980,076
Repurchase agreement (Cost - $5,500,000)	5,500,000
Cash	197,025
Interest and dividends receivable	190,560
Receivable from adviser	129,928
Prepaid expenses	26,585
Receivable for capital shares sold	22,308
Total Assets	315,046,482
Liabilities:
Payable for capital shares redeemed	462,772
Accrued expenses:
Advisory fee	195,355
Service and distribution plan fees	65,119
Other	279,618
Total Liabilities	1,002,864
Net Assets	$314,043,618
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 11,213,328 shares)	$11,213
Additional paid-in capital	310,060,541
Accumulated net investment loss	(1,186,209)
Accumulated net realized loss on investments and foreign currency	(79,171,855)
Net unrealized appreciation of investments	84,329,928
Net Assets	$314,043,618
Net Asset Value, Offering and Redemption Price per Outstanding Share ($314,043,618 ÷ 11,213,328 shares outstanding)	$28.01

Statement of Operations for the Six Months Ended September 30, 2010 (unaudited)

Investment Income:
Dividends (net of foreign withholding tax of $22,879)	$1,120,794
Interest	5,812
Total Income	1,126,606
Expenses:
Advisory fee	1,344,749
Service and distribution plan fees	448,250
Auditing and legal fees	375,764
Transfer agent fees	124,215
Printing and postage	95,339
Custodian fees	49,681
Insurance	30,316
Directors’ fees and expenses	29,677
Registration and filing fees	27,031
Other	35,118
Total Expenses Before Custody Credits and Fee Reimbursement	2,560,140
Less: Legal Fee Reimbursement	(247,154)
Less: Custody Credits	(171)
Net Expenses	2,312,815
Net Investment Loss	(1,186,209)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	23,268,088
Change in Net Unrealized Appreciation/(Depreciation)	(17,353,565)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	5,914,523
Net Increase in Net Assets from Operations	$4,728,314

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Statement of Changes in Net Assets for the Six Months Ended September 30, 2010 (unaudited) and for the Year Ended March 31, 2010

	Six Months Ended
	September 30, 2010	Year Ended
	(unaudited)	March 31, 2010
Operations:
Net investment loss	$(1,186,209)	$(2,026,150)
Net realized gain/(loss) on investments and foreign currency	23,268,088	(9,911,153)
Change in net unrealized appreciation/(depreciation)	(17,353,565)	206,378,971
Net increase in net assets from operations	4,728,314	194,441,668

Capital Share Transactions:
Proceeds from sale of shares	10,716,071	50,668,660
Cost of shares redeemed	(139,547,337)	(276,507,970)
Net decrease in net assets from capital share transactions	(128,831,266)	(225,839,310)
Total Decrease in Net Assets	(124,102,952)	(31,397,642)

Net Assets:
Beginning of period	438,146,570	469,544,212
End of period	$314,043,618	$438,146,570
Accumulated net investment loss, at end of period	$(1,186,209)	$—

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Value Line Emerging Opportunities Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 - Inputs that are unobservable.

During the six months ended September 30, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line Emerging Opportunities Fund, Inc.

September 30, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$308,980,076	$0	$0	$308,980,076
Short-Term Investments	0	5,500,000	0	5,500,000
Total Investments in Securities	$308,980,076	$5,500,000	$0	$314,480,076

As of September 30, 2010, there was no significant transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

For the six months ended September 30, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements (unaudited)

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“Value Line or VLI”), the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter dated November 4, 2009. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $247,154 in expense reimbursements from VLI. In November 2010, VLI paid in full the remaining receivable balance.

On July 20, 2010, the Board of Directors of Value Line approved a transaction involving its wholly owned subsidiaries, EULAV Asset Management, LLC (“EULAV”) and EULAV Securities, Inc. (“ESI”). Completion of the transaction is subject to various conditions. If the transaction is completed, Value Line will contribute all of the outstanding stock of ESI to EULAV, EULAV will be converted to a Delaware statutory trust named EULAV Asset Management (“EAM”), Value Line will restructure its ownership of EAM so that it has no voting authority with respect to the election or removal of the trustees of EAM and retains only interests in the revenues and residual profits of EAM and EAM will grant residual profits interests to five individuals selected by the independent directors of Value Line.

Value Line Emerging Opportunities Fund, Inc.

September 30, 2010

Value Line has informed the Boards of Trustees/Directors of the Funds (the “Fund Board”) that, after the closing of the proposed restructuring, Value Line will no longer control EAM, which will result in the automatic termination of the Fund’s investment advisory agreements in accordance with the requirements of the Investment Company Act of 1940. On July 20, 2010, the Fund Board considered matters relevant to the proposed restructuring and approved new investment advisory agreements between the Funds and EAM to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement is also contingent upon approval by shareholders of the applicable fund. Toward this end, a special shareholder meeting for each fund has been held at which shareholders as of the record date of August 25, 2010 voted on the proposed new investment advisory agreements with EAM and to elect three persons as members of the Fund Board. In September 2010, a proxy statement describing the proposals was mailed to each shareholder of record as of the record date. Shareholders who did not own shares as of the record date were not entitled to notice of, or to vote at, the special shareholder meetings.

(K) Subsequent Events: On November 24, 2010, the Fund held the special meeting described above at which the shareholders approved a new investment advisory agreement between the Fund and EAM to take effect upon the restructuring of EULAV.

2. Capital Share Transactions

Transactions in capital stock were as follows:
	Six Months Ended
	September 30,	Year Ended
	2010 (unaudited)	March 31, 2010
Shares sold	394,007	2,192,547
Shares redeemed	(5,189,969)	(11,347,028)
Net decrease	(4,795,962)	(9,154,481)

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended
September 30, 2010
(unaudited)
Purchases:
Investment Securities	$4,855,525
Sales:
Investment Securities	$109,586,537

4. Income Taxes

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for taxes purposes	$230,150,148
Gross tax unrealized appreciation	94,702,933
Gross tax unrealized depreciation	(10,373,005)
Net tax unrealized appreciation on investments	$84,329,928

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,344,749 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended September 30, 2010. The fee was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

Value Line Emerging Opportunities Fund, Inc.

Notes to Financial Statements

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended September 30, 2010, fees amounting to $448,250 were paid or payable to the Distributor under this plan.

For the six months ended September 30, 2010, the Fund’s expenses were reduced by $171 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line Profit Sharing and Savings Plan at September 30, 2010 owned 80,667 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares. In addition, the officers and director of the Fund as a group owned 303 shares, which represent less than 1% of the outstanding shares.

Value Line Emerging Opportunities Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended
	September 30, 2010
	(unaudited)		Years Ended March 31,
	2010		2010	2009	2008	2007	2006
Net asset value, beginning of period	$27.37		$18.66	$30.47	$32.32	$31.70	$25.75

Income from investment operations:
Net investment loss	(0.11)		(0.13)	(0.13)	(0.06)	(0.05)	(0.04)
Net gains or (losses) on securities (both realized and unrealized)	0.75		8.84	(11.47)	(1.08)	1.15	6.38
Total from investment operations	0.64		8.71	(11.60)	(1.14)	1.10	6.34

Less distributions:
Distributions from net realized gains	—		—	(0.21)	(0.71)	(0.48)	(0.39)
Net asset value, end of period	$28.01		$27.37	$18.66	$30.47	$32.32	$31.70

Total return	2.34	%(3)	46.68%	(38.11)%	(3.71)%	3.55%	24.85%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$314,044		$438,147	$469,544	$910,714	$808,825	$665,418
Ratio of expenses to average net assets(1)	1.43	%(4)	1.20%	1.18%	1.12%	1.16%	1.10%
Ratio of expenses to average net assets(2)	1.29	%(4)	1.15%	1.18%	1.12%	1.15%	1.10%
Ratio of net investment loss to average net assets	(0.66	)%(4)	(0.40)%	(0.41)%	(0.18)%	(0.16)%	(0.17)%
Portfolio turnover rate	1	%(3)	2%	17%	26%	24%	40%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits but exclusive of reimbursement of a portion of the legal fees, would have been 1.15% for the year ended March 31,2007 and would have been unchanged for the other periods shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the reimbursement of a portion of the legal fees.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Value Line Emerging Opportunities Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Emerging Opportunities Fund, Inc (unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of Value Line Emerging Opportunities Fund (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional small-cap growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 15 other retail no-load small-cap growth funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load small-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

1 On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line Emerging Opportunities Fund, Inc.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund performed below the performance of both the Performance Universe and the Lipper Index for the one-year period ended December 31, 2009 while it outperformed the Performance Universe average and had approximately the same performance as the Lipper Index for the three-year period ended December 31, 2009. The Board also noted that the Fund outperformed both the Performance Universe and the Lipper Index for the five-year and ten-year periods ended December 31, 2009.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was less than that of both the Expense Group average and the Expense Universe average. Based on these factors, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Fund’s total expense ratio was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Value Line Emerging Opportunities Fund, Inc.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates.  In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

Value Line Emerging Opportunities Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Emerging Opportunities Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Other
		Length of	Principal Occupation	Directorships
Name, Address, and DOB	Position	Time Served	During the Past 5 Years	Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Director of Mutual Fund Marketing EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since January 2010 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1996	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line Emerging Opportunities Fund, Inc.

Management of the Fund

Other
		Length of	Principal Occupation	Directorships
Name, Address, and DOB	Position	Time Served	During the Past 5 Years	Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Chief Legal Officer and Director of Value Line, Inc.; Acting Chairman and Acting CEO of Value Line, Inc. since November 2009; Secretary until January 2010; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President, Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Emerging Opportunities Fund, Inc.

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Value Line Emerging Opportunities Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	November 29, 2010